UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

October 24, 2022
Date of Report (Date of earliest event reported)

NORTHWEST NATURAL HOLDING COMPANY		NORTHWEST NATURAL GAS COMPANY
(Exact name of registrant as specified in its charter)		(Exact name of registrant as specified in its charter)
Commission file number	1-38681	Commission file number	1-15973
Oregon	82-4710680	Oregon	93-0256722
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)	(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

250 SW Taylor Street				250 SW Taylor Street
Portland	,	Oregon	97204	Portland	,	Oregon	97204
(Address of principal executive offices)			(Zip Code)	(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, (including area code):	(503)	226-4211	Registrant's telephone number, (including area code):	(503)	226-4211
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Registrant	Title of each class	Trading Symbol	Name of each exchange on which registered
Northwest Natural Holding Company	Common Stock	NWN	New York Stock Exchange
Northwest Natural Gas Company	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Northwest Natural Holding Company	Emerging growth company	☐
Northwest Natural Gas Company	Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.		☐

Item 8.01	Other Events.

On December 17, 2021, Northwest Natural Gas Company (NW Natural), a wholly owned subsidiary of Northwest Natural Holding Company (NW Holdings), filed a request for a general rate case (Rate Case) with the Public Utility Commission of Oregon (OPUC). On May 31, 2022, NW Natural, the OPUC staff, the Oregon Citizens’ Utility Board (CUB), the Alliance of Western Energy Consumers (AWEC), and the Small Business Utility Advocates (SBUA), which comprise some of the parties to the rate case, filed a stipulation with the OPUC addressing a number of issues in the Rate Case as well as a second docket, which was consolidated with the Rate Case (First Stipulation). The First Stipulation provided for a total revenue requirement increase of $62.65 million over revenues from existing rates, subject to adjustment for capital additions and revenues related to new customers added in the test year and completion of capital projects identified as being placed in service prior to the rate effective date. The revenue requirement is based on the following assumptions:

•Capital structure of 50% common equity and 50% long-term debt;
•Return on equity (ROE) of 9.4%;
•Cost of capital of 6.836%; and
•Average rate base of $1.77 billion or an increase of $337 million since the last rate case.

On June 29, 2022, NW Natural, the OPUC staff, the Oregon CUB, AWEC, and the Coalition of Communities of Color, Climate Solutions, Verde, Columbia Riverkeeper, Oregon Environmental Council, Community Energy Project, and Sierra Club, which comprise some of the parties to the Rate Case, filed a second stipulation with the OPUC addressing a number of issues in the Rate Case that were not addressed in the first Stipulation (Second Stipulation). The Second Stipulation addressed the following:

•Elimination of deposits for new residential customers;
•Updates to the Oregon low-income energy efficiency program; and
•Recovery of the COVID-19 deferral over two years starting November 1, 2022.

On August 19, 2022, NW Natural, the OPUC Staff, Oregon CUB, and AWEC, which comprise some of the parties to the Rate Case, filed a third stipulation with the OPUC addressing the amortization period, interest accrual rate, and certain proposed tax adjustments related to NW Natural’s Lexington renewable natural gas (RNG) project (Third Stipulation and together with the First Stipulation and Second Stipulation, the Rate Case Stipulations).

On October 24, 2022, the OPUC issued an order approving the Rate Case Stipulations. The OPUC ordered a downward adjustment of $356,106 related to certain costs included in the First Stipulation, and adjusted NW Natural’s current line extension allowance methodology to a five times margin approach (which for an average residential customer is currently approximately $2,300), declining to four times margin on November 1, 2023, and three times margin on November 1, 2024. The OPUC further ordered that the costs NW Natural sought to recover related to its Lexington RNG project were reasonable and prudently incurred under Senate Bill 98 and adopted an automatic adjustment clause that allows for NW Natural’s RNG project costs to be added to rates annually on November 1st, with a mechanism for NW Natural to defer the difference between forecasted and actual RNG costs, subject to an earnings test that includes deadbands at 50 basis points below and above NW Natural’s authorized ROE.

Forward-Looking Statements

This report, and other presentations made by NW Holdings or NW Natural from time to time, may contain forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as "anticipates," "assumes," "intends," "plans," "seeks," "believes," "estimates," "expects, “will” and similar references to future periods. Examples of forward-looking statements include, but are not limited to, statements regarding the following: plans, objectives, assumptions, expectations, estimates, timing, goals, strategies, expenses, future events, investments, targeted capital structure, cost of capital, return on equity, average rate base, financial results, financial position, revenue requirement, system reliability, safety, service territory, customer growth, customer rates and the timing and magnitude of any rate changes, rate offsets and mitigation, revenues and earnings, capital expenditures and investments, timing of completion of any capital projects, performance, timing, outcome, or effects of rate cases or other regulatory proceedings, mechanisms, approvals or recoveries, including any regulatory prudence reviews, anticipated regulatory actions or filings,and other statements that are other than statements of historical facts.

Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Actual results may differ materially from those contemplated by the forward-looking statements. You are therefore cautioned against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future operational, economic or financial performance. Important factors that could cause actual results to differ materially from those in the forward-looking statements are discussed by reference to the factors described in Part I, Item 1A "Risk Factors", and Part II, Item 7 and Item 7A "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Quantitative and Qualitative Disclosure about Market Risk" in the most recent Annual Report on Form 10-K and in Part I, Items 2 and 3 "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Quantitative and Qualitative Disclosures About Market Risk", and Part II, Item 1A, "Risk Factors", in the quarterly reports filed thereafter.

All forward-looking statements made in this report and all subsequent forward-looking statements, whether written or oral and whether made by or on behalf of NW Holdings or NW Natural, are expressly qualified by these cautionary statements. Any forward-looking statement speaks only as of the date on which such statement is made, and NW Holdings and NW Natural undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. New factors emerge from time to time and it is not possible to predict all such factors, nor can it assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. The signature for each undersigned company shall be deemed to relate only to matters having reference to such company and its subsidiaries.

NORTHWEST NATURAL HOLDING COMPANY
(Registrant)

Dated:	October 27, 2022	/s/ Shawn M. Filippi
Vice President, Chief Compliance Officer and Corporate Secretary

NORTHWEST NATURAL GAS COMPANY
(Registrant)

Dated:	October 27, 2022	/s/ Shawn M. Filippi
Vice President, Chief Compliance Officer and Corporate Secretary